Exhibit 10.2

CONSENT AND THIRD AMENDMENT TO

CREDIT AND GUARANTY AGREEMENT

This CONSENT AND THIRD AMENDMENT TO CREDIT AND GUARANTY AGREEMENT (this “Amendment”), dated as of December 24, 2018, is made by and among PRIORITY HOLDINGS LLC, a Delaware limited liability company (“Borrower”), the other Credit Parties party hereto as Guarantors, the Lenders party hereto and GOLDMAN SACHS SPECIALTY LENDING GROUP, L.P., as administrative agent under the Credit Agreement referred to below (in such capacity, the “Administrative Agent”). All capitalized terms used herein (including in this preamble) and not otherwise defined herein shall have the respective meanings provided to such terms in the Credit Agreement referred to below.

PRELIMINARY STATEMENTS

WHEREAS, Borrower has entered into that certain Credit and Guaranty Agreement, dated as of January 3, 2017, among Borrower, the other Credit Parties party thereto from time to time as Guarantors, the Lenders party thereto from time to time and Goldman Sachs Specialty Lending Group, L.P., as Administrative Agent and Lead Arranger (as amended, restated, amended and restated, supplemented and/or otherwise modified from time to time, the “Credit Agreement”);

WHEREAS, on the date hereof, the Guarantors intend to (a) incur $60,000,000 of additional term loans (the “Incremental Senior Term Loan”) in favor of certain lenders under the Senior Credit Agreement and (b) request establishment by certain lenders under the Senior Credit Agreement of $70,000,000 of delayed draw term commitments (the “Incremental Senior DDT”), in each case, in accordance with Section 2.24(a)-(f) of the Senior Credit Agreement (as amended by the Senior Credit Agreement Amendment (as hereinafter defined));

WHEREAS, the proceeds of the Incremental Senior Term Loan will be used (a) to finance the Direct Connect Acquisition (as defined in the Senior Credit Agreement Amendment) and (b) to pay certain fees, premiums, costs and expenses incurred in connection with this Amendment, the Direct Connect Acquisition and the Senior Credit Agreement Amendment;

WHEREAS, the proceeds of the delayed draw term loans incurred with respect to the Incremental Senior DDT will be used to finance Permitted Acquisitions and to pay related fees, premiums, costs and expenses in connection therewith;

WHEREAS, the Guarantors intend to consummate the Direct Connect Acquisition as a Permitted Acquisition, pursuant to and in accordance with the Credit Agreement and the Senior Credit Agreement;

WHEREAS, in connection with the foregoing, (a) Borrower has requested that the Administrative Agent and Requisite Lenders agree to certain amendments to the Credit Agreement, as more fully set forth herein, (b) the Credit Parties and the Senior Credit Agreement Agent have requested that the Administrative Agent agree to amend the Senior Subordination Agreement to provide that the Incremental Senior Term Loans and the delayed draw term loans pursuant to the Incremental Senior DDT shall constitute “Senior Indebtedness” under, and as defined in, the Senior Subordination Agreement so long as (x) such delayed draw term loans are used solely for Permitted Acquisitions (as defined in each of the Credit Agreement and the Senior Credit Agreement) and (y) the incurrence of such delayed draw term loans is conditioned upon satisfaction (without waiver) of Section 3.02(a)(v)(z) of the Senior Credit Agreement (as in effect on the Third Amendment Effective Date) and (c) Senior Credit Agreement Agent has requested that the Administrative Agent consent, under the Senior Subordination Agreement, to the use of the proceeds of the Incremental Senior Term Loan and delayed draw term loans related to the Incremental Senior DDT for Permitted Acquisitions;

WHEREAS, (a) the Administrative Agent and Requisite Lenders are willing to agree to such amendments and (b) the Administrative Agent is willing to provide such consent, in each case, subject to and in accordance with the terms and conditions set forth herein; and

NOW, THEREFORE, for good and valuable consideration, the receipt and adequacy of which is acknowledged by each party hereto, it is agreed that:

SECTION 1.                 Rules of Construction. The rules of construction specified in Section 1.03 of the Credit Agreement shall apply to this Amendment, including the terms defined in the preamble and Preliminary Statements hereto.

SECTION 2.                 AmendmentS to Credit Agreement. Subject to the satisfaction (or waiver in writing by Requisite Lenders and the Administrative Agent) of the conditions set forth in Section 5 hereof, and in reliance on the representations, warranties, covenants and agreements contained in this Amendment, the Credit Agreement is hereby amended as follows:

(a)           Section 1.01 of the Credit Agreement is amended by deleting the last paragraph of the definition of “Permitted Acquisition” and inserting the following new paragraph in lieu thereof:

For purposes of greater certainty, (i) the purchase by any Credit Party of portfolios of Merchant Accounts shall be included as an acquisition subject to the requirements of the immediately preceding sentence and (ii) with respect to any Limited Condition Transaction that the Borrower or any of its Subsidiaries intends to fund (in whole or in part) with the proceeds of any Loans or Senior Indebtedness, Section 1.08(f) shall apply in determining whether such Limited Condition Transaction constitutes a Permitted Acquisition.

(b)           Section 1.01 of the Credit Agreement is further amended by adding the following new defined term thereto in the proper alphabetical order:

“Third Amendment Effective Date” means December 24, 2018.

(c)           Section 6.10 of the Credit Agreement is amended by (i) deleting “(y)” in the eighth line thereof and inserting “(b)” in lieu thereof and (ii) deleting the ratio “4.25:1.00” from the tenth line thereof and inserting the following language in lieu thereof: “(x) 4.50:1.00, solely with respect to the use of the proceeds of (I) the 2018-2 Incremental Term Loans (as defined in the Senior Credit Agreement on the Third Amendment Effective Date) and (II) the Delayed Draw Term Loans (as defined in the Senior Credit Agreement on the Third Amendment Effective Date) incurred during the Delayed Draw Availability Period (as defined in the Senior Credit Agreement on the Third Amendment Effective Date); provided, that prior to the making of any Delayed Draw Term Loan, Pro Forma Effect will be given only to the 2018-2 Incremental Term Loans made or being made pursuant to the Senior Credit Agreement and upon the making of any Delayed Draw Term Loan, Pro Forma Effect will be given only to the 2018-2 Incremental Term Loans and Delayed Draw Term Loans made or being made pursuant to the Senior Credit Agreement and (y) 4.25:1.00 with respect to any other use of proceeds.

SECTION 3.                 Reference to and Effect on the Credit Agreement. On and after the date hereof, each reference in the Credit Agreement to “this Agreement,” “hereunder,” “hereof” or text of like import referring to the Credit Agreement shall mean and be a reference to the Credit Agreement as amended by this Amendment. On and after the effectiveness of this Amendment, this Amendment shall for all purposes constitute a “Credit Document” under and as defined in the Credit Agreement and the other Credit Documents.

SECTION 4.                 Representations & Warranties; ACKNOWLEDGEMENTS. In order to induce each Lender party hereto and the Administrative Agent to enter into this Amendment, each Credit Party:

(a)           represents and warrants to each Lender and the Administrative Agent on and as of the date hereof, that:

(i)        Each Credit Party hereto has all requisite power and authority to execute, deliver and perform its obligations under this Amendment and the Credit Agreement, in each case, to which it is a party and to carry out the transactions contemplated thereby.

(ii)       The execution, delivery and performance of this Amendment have been duly authorized by all necessary action on the part of each Credit Party that is a party thereto.

(iii)      This Amendment has been duly executed and delivered by each Credit Party that is a party thereto and is the legally valid and binding obligation of such Credit Party, enforceable against such Credit Party in accordance with its respective terms, except as may be limited by bankruptcy, insolvency, reorganization, moratorium or similar laws relating to or limiting creditors’ rights generally or by equitable principles relating to enforceability.

(iv)      Each of the representations and warranties set forth in the Credit Agreement and in the other Credit Documents is true and correct in all material respects on and as of the date hereof with the same effect as though made on and as of such date, except to the extent such representations and warranties expressly relate to an earlier date, in which case they shall be true and correct in all material respects as of such earlier date; provided, however, that, any representation and warranty that is qualified as to “materiality,” “Material Adverse Effect” or similar language shall be true and correct (after giving effect to any qualification therein) in all respects on such respective dates.

(b)           acknowledges and agrees for the benefit of each Lender and the Administrative Agent on and as of the date hereof, that:

(i)        no right of offset, recoupment, defense, counterclaim, claim, cause of action or objection exists in favor of such Credit Party against Administrative Agent or any Lender arising out of or with respect to (x) the Obligations, this Amendment or the other Credit Documents, (y) any other documents now or heretofore evidencing, securing or in any way relating to the foregoing, or (z) the administration or funding of the Loans;

(ii)       (x) Administrative Agent’s and the Lenders’ agreement to agree to the consents and the amendments contained herein does not and shall not create (nor shall any Credit Party rely upon the existence of or claim or assert that there exists) any obligation of Administrative Agent or any Lender to consider or agree to any further waiver, consent or amendment with respect to any Credit Document, and (y) in the event that Administrative Agent or any Lender subsequently agrees to consider any further waiver, consent or amendment with respect to any Credit Document, neither this Amendment nor any other conduct of Administrative Agent or any Lender shall be of any force and effect on Administrative Agent’s or any Lender’s consideration or decision with respect thereto.

SECTION 5.               Conditions Precedent. The effectiveness of this Amendment is subject to the following conditions:

(a)       The Administrative Agent shall have received a duly authorized, executed and delivered counterpart of the signature page to this Amendment (whether the same or different counterparts) from each Credit Party named on the signature pages hereto, the Administrative Agent and the Requisite Lenders.

(b)       The Administrative Agent shall have received executed copies of each Acknowledgement and Consent attached hereto as Exhibit A.

(c)       The Administrative Agent shall have received a fully-executed copy of the third amendment to the Senior Credit Agreement (the “Senior Credit Agreement Amendment”), in form and substance reasonably satisfactory to the Administrative Agent.

(d)       The effectiveness of the Senior Credit Agreement Amendment shall have occurred or shall occur concurrently with the effectiveness of this Amendment.

(e)       The Administrative Agent shall have received a fully-executed copy of the Amendment No. 1 to Subordination Agreement (the “Subordination Agreement Amendment”), in form and substance reasonably satisfactory to the Administrative Agent.

(f)       The effectiveness of the Subordination Agreement Amendment shall have occurred or shall occur concurrently with the effectiveness of this Amendment.

(g)       The Borrower shall have paid all reasonable and documented out-of-pocket fees and expenses (including the reasonable and documented legal fees and expenses of Hunton Andrews Kurth LLP, counsel to Administrative Agent) required to be paid or reimbursed by Borrower under this Amendment and the Credit Agreement; provided, that an invoice for all such fees and expenses shall be received by Borrower at least one (1) Business Day prior to the Third Amendment Effective Date.

(h)       Both immediately before and after giving effect to this Amendment, (i) no Default or Event of Default shall have occurred or be continuing or result therefrom and (ii) the representations and warranties contained in Section 4 of this Amendment shall be true and correct.

SECTION 6.               SUBORDINATION AGREEMENT AMENDMENT. Each Lender, in accordance with Section 10.05(a) of the Credit Agreement, hereby (a) consents to the Subordination Agreement Amendment and (b) authorizes Administrative Agent to enter into such Subordination Agreement Amendment on behalf of such Lender.

SECTION 7.               Reaffirmation. To induce the Lenders party hereto and Administrative Agent to enter into this Amendment, each of the Credit Parties hereby acknowledges and reaffirms its obligations under each Credit Document to which it is a party, in each case, as amended, restated, supplemented or otherwise modified prior to or as of the date hereof. Each Credit Party acknowledges and agrees that (a) each of the Credit Documents to which it is a party or otherwise bound shall continue in full force and effect, that all of its obligations thereunder shall be valid and enforceable and shall not be impaired or limited by the execution or effectiveness of this Amendment and (b) there are no rights of set-off or counterclaim, nor any defenses of any kind, whether legal, equitable or otherwise, that would enable such Credit Party to avoid or delay timely performance of its obligations under the Credit Documents.

SECTION 8.               Miscellaneous Provisions.

(a)       Ratification. This Amendment is limited to the matters specified herein and shall not constitute a modification, acceptance or waiver of any other provision of the Credit Agreement or any other Credit Document. Nothing herein contained shall be construed as a substitution or novation of the obligations outstanding under the Credit Agreement or any other Credit Document or instruments securing the same, which shall remain in full force and effect as modified hereby or by instruments executed concurrently herewith.

(b)       Governing Law; Submission to Jurisdiction, Etc. Sections 10.14, 10.15 and 10.16 of the Credit Agreement are incorporated by reference herein as if such Sections appeared herein, mutatis mutandis.

(c)       Severability. Section 10.11 of the Credit Agreement is incorporated by reference herein as if such Section appeared herein, mutatis mutandis.

(d)       Counterparts; Headings. This Amendment may be executed in one or more counterparts, each of which shall be deemed an original, but all of which together shall constitute one and the same instrument. Delivery by telecopier, .pdf or other electronic imaging means of an executed counterpart of a signature page to this Amendment shall be effective as delivery of an original executed counterpart of this Amendment. The Administrative Agent may also require that signatures delivered by telecopier, .pdf or other electronic imaging means be confirmed by a manually signed original thereof; provided that the failure to request or deliver the same shall not limit the effectiveness of this Amendment or signature delivered by telecopier, .pdf or other electronic imaging means. Section headings herein are included for convenience of reference only and shall not affect the interpretation of this Amendment.

(e)       Costs and Expenses. The Borrower hereby agrees to pay and reimburse the Administrative Agent and the Lead Arranger for their respective reasonable and documented out-of-pocket expenses in connection with the negotiation, preparation, syndication and execution and delivery of this Amendment, including the reasonable fees, charges and disbursements of one counsel for the Administrative Agent and the Lead Arranger, all in accordance with Section 10.02 of the Credit Agreement.

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IN WITNESS WHEREOF, the parties hereto have executed and delivered this Amendment as of the date first above written.

BORROWER:	PRIORITY HOLDINGS, LLC

	By:	/s/ Thomas C. Priore
Name: Thomas C. Priore
Title: Executive Chairman and CEO

GUARANTORS:	PIPELINE CYNERGY HOLDINGS, LLC

	By:	/s/ Thomas C. Priore
Name: Thomas C. Priore
Title: Executive Chairman and CEO

PRIORITY INSTITUTIONAL PARTNER SERVICES LLC

	By:	/s/ Thomas C. Priore
Name: Thomas C. Priore
Title: Executive Chairman and CEO

PRIORITY PAYMENT SYSTEMS HOLDINGS LLC

	By:	/s/ Thomas C. Priore
Name: Thomas C. Priore
Title: Executive Chairman and CEO

PRIORITY PAYMENT SYSTEMS LLC

	By:	/s/ Thomas C. Priore
Name: Thomas C. Priore
Title: Executive Chairman and CEO

FINCOR SYSTEMS LLC

By:	/s/ Thomas C. Priore
Name: Thomas C. Priore
Title: Executive Chairman and CEO

PIPELINE CYNERGY INC.

By:	/s/ Thomas C. Priore
Name: Thomas C. Priore
Title: Executive Chairman and CEO

CYNERGY HOLDINGS, LLC

By:	/s/ Thomas C. Priore
Name: Thomas C. Priore
Title: Executive Chairman and CEO

CYNERGY DATA, LLC

By:	/s/ Thomas C. Priore
Name: Thomas C. Priore
Title: Executive Chairman and CEO

PRIORITY PAYMENT EXPRESS SYSTEMS LLC

By:	/s/ Thomas C. Priore
Name: Thomas C. Priore
Title: Executive Chairman and CEO

PRIORITY INTEGRATED PARTNER HOLDINGS, LLC

By:	/s/ Thomas C. Priore
Name: Thomas C. Priore
Title: Executive Chairman and CEO

PRIORITY PAYRIGHT HEALTH SOLUTIONS, LLC

By:	/s/ Thomas C. Priore
Name: Thomas C. Priore
Title: Executive Chairman and CEO

ROSCO ALPHA DELTA, LLC

By:	/s/ Thomas C. Priore
Name: Thomas C. Priore
Title: Executive Chairman and CEO

PRIORITY REAL ESTATE TECHNOLOGY, LLC

By:	/s/ R. Copley Broer Jr.
Name: R. Copley Broer Jr.
Title: President

ADMINISTRATIVE AGENT:	GOLDMAN SACHS SPECIALTY LENDING GROUP, L.P.

	By:	/s/ Justin Betzen
Name: Justin Betzen
Title: Senior Vice President

LENDERS:	GOLDMAN SACHS SPECIALTY LENDING HOLDINGS, INC.

	By:	/s/ Justin Betzen
Name: Justin Betzen
Title: Senior Vice President

Exhibit A

ACKNOWLEDGEMENT AND CONSENT

December 24, 2018

Priority Holdings LLC, a Delaware limited liability company (“Borrower”), the guarantors party thereto from time to time (“Guarantors”), various lenders from time to time party thereto (the “Lenders”) and Goldman Sachs Specialty Lending Group, L.P., as administrative agent (in such capacity, the “Administrative Agent”), are party to that certain Credit and Guaranty Agreement, dated as of January 3, 2017 (as the same has been and may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have extended to Borrower certain Loans and other financial accommodations.

In connection with the Credit Agreement, SunTrust Bank (“SunTrust”) executed that certain Subordination Agreement, dated as of January 3, 2017, among SunTrust, Borrower, Guarantors and Administrative Agent (as amended or otherwise modified, including as amended on the date hereof, the “Subordination Agreement”).

Borrower, Guarantors, Administrative Agent and the Lenders are amending the Credit Agreement pursuant to that certain Consent and Third Amendment to Credit and Guaranty Agreement, dated as of the date hereof (the “Credit Agreement Amendment”). SunTrust desires to acknowledge and consent to the Credit Agreement Amendment and reaffirm its rights and obligations under the Subordination Agreement.

In connection with the foregoing, SunTrust hereby acknowledges, consents and agrees to the Credit Agreement Amendment. Furthermore, SunTrust agrees that the Subordination Agreement remains in full force and effect and continues to be the legal valid and binding obligation of SunTrust enforceable against SunTrust in accordance with its terms.

This Acknowledgment and Consent shall be binding upon and inure to the benefit of the successors and permitted assigns of the undersigned. This Acknowledgment and Consent shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to its conflicts of law provisions thereof (other than Section 5-1401 and 5-1402 of the New York General Obligation laws).

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IN WITNESS WHEREOF, the undersigned has caused this Acknowledgement and Consent to be duly executed and delivered by its duly authorized officer as of the date first written above.

SUNTRUST BANK

By:	/s/ Andrew Johnson
Name Andrew Johnson
Title: Director

ACKNOWLEDGEMENT AND CONSENT

December 24, 2018

Priority Holdings LLC, a Delaware limited liability company (“Borrower”), the guarantors party thereto from time to time (“Guarantors”), various lenders from time to time party thereto (the “Lenders”) and Goldman Sachs Specialty Lending Group, L.P., as administrative agent (in such capacity, the “Administrative Agent”), are party to that certain Credit and Guaranty Agreement, dated as of January 3, 2017 (as the same has been and may be further amended, restated, supplemented or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have extended to Borrower certain Loans and other financial accommodations.

In connection with the Credit Agreement, Thomas C Priore and PSD Partners, LLC, a Delaware limited liability company (together, the “Subordinated Creditors”) executed that certain Subordination Agreement, dated as of January 3, 2017, among the Subordinated Creditors, Borrower, Guarantors and Administrative Agent (the “Subordination Agreement”).

Borrower, Guarantors, Administrative Agent and the Lenders are amending the Credit Agreement pursuant to that certain Consent and Third Amendment to Credit and Guaranty Agreement, dated as of the date hereof (the “Credit Agreement Amendment”). Each Subordinated Creditor desires to acknowledge and consent to the Credit Agreement Amendment and reaffirm its rights and obligations under the Subordination Agreement.

In connection with the foregoing, each Subordinated Creditor hereby acknowledges, consents and agrees to the Credit Agreement Amendment. Furthermore, each Subordinated Creditor agrees that the Subordination Agreement remains in full force and effect and continues to be the legal valid and binding obligation of such Subordinated Creditor enforceable against such Subordinated Creditor in accordance with its terms.

This Acknowledgment and Consent shall be binding upon and inure to the benefit of the successors and permitted assigns of the undersigned. This Acknowledgment and Consent shall be governed by, and construed in accordance with, the laws of the State of New York, without regard to its conflicts of law provisions thereof (other than Section 5-1401 and 5-1402 of the New York General Obligation laws).

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IN WITNESS WHEREOF, each of the undersigned has caused this Acknowledgement and Consent to be duly executed and delivered as of the date first written above.

/s/ Thomas C. Priore
THOMAS C. PRIORE

PSD PARTNERS LLC

By:	/s/ Thomas C. Priore
Name Thomas C. Priore
Title: Managing Member